Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July

(the “Fund”)

Supplement To The Fund’s Prospectus
Dated February 28, 2022

June 30, 2022

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. The current Outcome Period will end on June 30, 2022. The Fund will commence a new outcome period that will begin on July 1, 2022 and end on June 30, 2023. An investment in the Fund over the course of the outcome period will be subject to the Cap set forth in the table below.

Fund Name	Ticker	Cap	Investment Objective
Innovator 20+ Year Treasury Bond 9 Buffer ETFTM – July	TBJL	Gross: 27.00% Net: 26.21%*

The Fund seeks to provide investors with returns that match the price return of the iShares 20+ Year Treasury Bond ETF, up to the upside cap of 27.00% (prior to taking into account management fees and other fees) and 26.21% (after taking into account management fees) while providing a buffer against the first 9% (prior to taking into account management fees and other fees) and 8.21% (after taking into account management fees) of iShares 20+ Year Treasury Bond ETF losses, over the period from July 1, 2022 to June 30, 2023.

*Takes into account the Fund’s unitary management fee.

In connection with the onset of the new outcome period, the Fund’s prospectus is amended as set forth below:

1.	The Fund’s investment objective is deleted in its entirety and replaced with the investment objective set forth in the table above.

2.	All references to the dates associated with the prior outcome period are deleted in their entirety and replaced with references to the new outcome period: July 1, 2022 through June 30, 2023.

3.	All references to the Cap for the prior Outcome Period are deleted in their entirety and replaced with the corresponding Cap set forth in the table above.